UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2024

HMN Financial, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24100	41-1777397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest
Rochester, Minnesota 55901
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (507) 535-1200

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HMNF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07         Submission of Matters to Vote of Security Holders

HMN Financial, Inc. (“HMNF” or the “Company”) held a Special Meeting of Stockholders (“Special Meeting”) on September 12, 2024, pursuant to a Notice of Special Meeting of Stockholders, Proxy Statement and Prospectus dated July 31, 2024. Holders of record of HMNF common stock at the close of business on July 25, 2024, were entitled to receive notice and to vote at this Special Meeting. As of the record date, HMNF had 4,464,952 outstanding shares of common stock, with each share entitled to one vote per share on each matter.

At the Special Meeting, the holders of 3,218,479 shares, or approximately 72.08% percent of the outstanding shares of the Company’s common stock were represented in person or by proxy. This constituted a quorum for the Special Meeting.

The following describes the three proposals considered by the Company’s stockholders at the Special Meeting and the final results of the votes cast on those proposals, rounded to the nearest share.

Proposal No. 1; Merger Proposal

A proposal to approve and adopt the Agreement and Plan of Merger, dated as of May 14, 2024, between Alerus Financial Corporation (“Alerus”) and HMN Financial, Inc. pursuant to which HMNF will merge with and into Alerus (the “merger”), and the transactions contemplated therein (“Merger Proposal”).

For	Against	Abstain
2,587,140	604,152	27,187

Proposal No. 2; Merger-Related Compensation Proposal

A proposal to approve, on an advisory, non-binding, basis, the compensation payments that will or may be paid to HMNF-named executive officers in connection with the merger (“Merger-Related Compensation Proposal”).

For	Against	Abstain
2,352,273	692,803	173,402

Proposal No. 3; Adjournment Proposal

A proposal to approve the adjournment of the Special Meeting to permit further solicitation in the event that an insufficient number of votes are cast to approve the Merger Proposal (“Adjournment Proposal”).

For	Against	Abstain
2,464,522	619,141	134,816

Accordingly, both the Merger Proposal and the Merger-Related Compensation Proposal were approved. The Adjournment Proposal was also approved, but because the Merger Proposal was approved, no adjournment to a future date was required.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2024	HMN Financial, Inc.

	By:	/s/ Jon Eberle
Jon Eberle
Senior Vice President, Chief Financial Officer and Treasurer